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                                                                EXHIBIT 26(e)(7)

Policy Change Application
No Underwriting Required

                                                        [LOGO OF MINNESOTA LIFE]
Minnesota Life Insurance Company . Policyowner Services
400 Robert Street North . St. Paul, Minnesota 55101-2098

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A.  Request            Policy Number(s)                       Insured Name (last, first, middle)
    Information
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    Make all checks    Money Submitted with Application       Effective Date of Change
    payable to
    Minnesota Life.                                           [ ] Current Date   [ ] Other (Indicate mm/dd/yy and reason)
                       $ ____________________
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B.  Owner              Owner Name (last, first, middle)                                              Social Security/Tax ID Number
    Information
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                       Telephone Number      [ ] Home          E-Mail Address
                                             [ ] Business
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C.  Address            [ ] Change Owner Home Address
    Adjustments        [ ] Add/Change Mailing Address
                           [ ] Premium Notices Only      [ ] All Correspondence other than Premium Notice       [ ] All Mail
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                       Name (last, first, middle)

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                       Address

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                       City                                                     State      Zip

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D.  Face Amount        [ ] Change Face Amount To: $ _________________________
    Adjustments            (Unless otherwise indicated, for Adjustable products, we will maintain the premium and adjust the plan.)

                       [ ] Cost of Living Alternate Exercise        [ ] Face Amount Increase Agreement/AIO/AIOW Exercise
                                                                        [ ] Alternate Option Date: _______________ (Attach Proof)
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E.  Premium and        Premium Adjustment
    Billing            [ ] Change Annual Premium Amount To: $ ____________________ (Indicate total annual premium)
    Information            (Unless otherwise indicated, for Adjustable products, we will maintain the face amount and adjust the plan.)

                       Payment Method
                       [ ] Annual            [ ] Monthly Automatic Payment Plan (APP) Plan Number: ____________________
                                                 (If new plan, submit APP Authorization)
                       [ ] Semi-Annual       [ ] List Bill Plan Number: ____________________
                                                 (If new plan, submit List Bill form)
                       [ ] Quarterly         [ ] Payroll Deduction Plan (PRD) Plan Number: ____________________
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                       Non-Repeating Premium (NRP)
                       [ ] Regular NRP $ _______________      [ ] Increase face by         [ ] Do not increase face by
                           ($500 minimum required)                NRP amount                   NRP amount
                       [ ] 1035 NRP $ _______________

                       [ ] Billable NRP $ _______________ (Indicate total annual NRP)
                           (Minimum annual $600 NRP required. Minimum annual $2,400 base premium required.)

                       Payment Method for Non-Repeating Premium (Billable only)
                       (If base premium is paid through a List Bill, the NRP must also be billed through the same List Bill.)

                       [ ] Annual            [ ] APP Monthly Plan Number: ____________________
                                                 (If new plan, submit APP Authorization)
                       [ ] Semi-Annual       [ ] PRD Plan Number: ____________________

                       [ ] Quarterly
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F.  Plan               [ ] Change Plan of Insurance To:     [ ] Life at Age: _______________  [ ] Protection to Age: __________
    Adjustments            (Unless otherwise indicated, for Adjustable products, we will maintain the face amount and adjust the premium.)
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F. 59537 8-2003

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G.  Partial            [ ] Partial Surrender For Cash ($500 minimum)    [ ] Partial Surrender To Eliminate Policy Loan
    Surrenders             $ _______________  or      [ ] Max Amount        (Dividend additions and accumulations will be
                                                          Allowable         surrendered first.)

                           Face Amount will be reduced.                     Face Amount will be reduced.

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                       If a correct Social Security or Tax ID number is not provided, the IRS requires Minnesota Life to withhold 10% of any taxable gain, irrespective of the withholding election. This applies to all partial surrenders and loan eliminations with taxable gain.
                       [ ] Yes, I elect withholding    [ ] No, I do not elect withholding
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H.  Conversions        [ ] Convert Term Insurance At Attained Age               [ ] Partial Conversion Amount: $ _______________
                                                                                    [ ] Retain Balance   [ ] Surrender Balance
                           Select Product:
                           [ ] Variable Adjustable Life                 [ ] Adjustable Life
                           [ ] Variable Adjustable Life Horizon         [ ] Adjustable Life Summit
                           [ ] Other ____________________               [ ] Other
                           For Variable Adjustable products, the Death Benefit option defaults to Cash if none selected.
                           For Adjustable products, the Dividend Option will be Policy Improvement if none selected.
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                       [ ] Convert Term Insurance Into Existing Policy
                           Existing Policy Number: ____________________
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                       [ ] Convert Term Agreement
                           Term Agreement: ____________________   Insured Name: ____________________
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                       Automatic Premium Loan (APL) Provision is automatically added at conversion unless indicated here: [ ] Omit Automatic Premium Loan
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I.  Rollovers          [ ] Rollover At Attained Age                     [ ] Combine Policies And Rollover At Attained Age
                           Select Product:
    If combining           [ ] Variable Adjustable Life                 [ ] Adjustable Life
    policies with          [ ] Variable Adjustable Life Horizon         [ ] Adjustable Life Summit
    different              [ ] Other ____________________               [ ] Other ____________________
    beneficiaries,             For Variable Adjustable products, the Death Benefit Option defaults to Cash if none selected.
    submit Beneficiary         For Adjustable products, the Dividend Option will be Policy Improvement if none selected.
    Change forms.      -----------------------------------------------------------------------------------------------------------
                       Automatic Premium Loan (APL) Provision is automatically added at rollover unless indicated
                       here: [ ] Omit Automatic Premium Loan
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J.  Other              [ ] Change Death Benefit Option To:                                 [ ] Change Dividend Option To:
    Adjustments            [ ] Cash  [ ] Protection (generally requires underwriting)      ________________________________
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K.  Additional         [ ] Maintain Current Annual Premium              [ ] Change Current Annual Premium Accordingly
    Benefits and
    Agreements                                                                             DECREASE       NEW
                                                                         ADD    REMOVE      AMOUNT       AMOUNT
    Select only those  Additional Insured Agreement                               [ ]         [ ]      $ __________
    agreements         Additional Term Protection                                 [ ]
    available on the   Adjustable Survivorship Life Agreement                     [ ]         [ ]      $ __________
    products applied   Designated Life: $ ____________________
    for.               Automatic Premium Loan                            [ ]      [ ]                  $ __________
                       Business Continuation Agreement                            [ ]         [ ]      $ __________
                       Designated Life: ____________________
                       Cost of Living Agreement                                   [ ]
                       Face Amount Increase Agreement                             [ ]         [ ]      $ __________
                       Family Term - Children's Agreement                         [ ]         [ ]      $ __________
                       Family Term - Spouse Agreement                             [ ]         [ ]      $ __________
                       Guaranteed Protection Waiver                               [ ]
                       Inflation Agreement                                        [ ]
                       Policy Enhancement Rider                                   [ ]         [ ]        __________%
                       (Indicate a whole number from 3 to 10%)
                       Waiver of Premium Agreement                                [ ]
                       Other: $ ____________________                              [ ]         [ ]
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                                                               F. 59537-2 8-2003

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L.  Life Insurance     Does the proposed insured have any life insurance or annuity in force or               [ ] Yes   [ ] No
    In Force and       pending?
    Replacement
                       Has there been or will there be replacement of any existing life insurance or          [ ] Yes   [ ] No
    Submit             annuity, as a result of this application? (Replacement includes, but is not
    appropriate        limited to, a lapse, surrender, 1035 Exchange, loan, withdrawal, or other replacement forms  change to any existing life insurance or annuity.) If yes, provide details on
    (not needed if     the Replacement Disclosure Statement.
    replacing group
    coverage).
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M.  Additional
    Remarks


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N.  Home Office        Home Office Corrections or Additions
    Endorsements
                       Acceptance of the policy shall ratify changes entered here by Minnesota Life. Not to be used in
                       IA, IL, KS, KY, MD, MI, MN, MO, NH, NJ, OR, PA, TX, WI, or WV for change in age, amount, classification, plan or benefits unless agreed to in writing.


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O.  Agreements         AGREEMENTS: I have read, or had read to me the statements and answers recorded on my application. They are given to obtain this insurance and are, to the best of my knowledge and belief, true, complete, and correctly recorded. I agree that they will become part of this application and any policy issued on it.

                       VARIABLE ADJUSTABLE LIFE: I understand that the amount or the duration of the death benefit (or both) of the policy applied for may increase or decrease depending on the investment results of the sub-accounts of the separate account. I understand that the actual cash value of the policy applied for increases and decreases depending on the investment results. There is no minimum actual cash value for the policy values invested in these sub-accounts.

                       FRAUD WARNING: Any person who, with intent to defraud or knowing that he/she is facilitating a fraud against an insurer, submits an application or files a claim containing a false or deceptive statement is guilty of insurance fraud.

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Owner Signature (If other than Insured)                                 Date               City                         State
(Give title if signed on behalf of a business)
X
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Assignee Signature                                                      Date               City                         State
(Give title if signed on behalf of a business)
X
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Irrevocable Beneficiary Signature                                       Date               City                         State
(Give title if signed on behalf of a business)
X
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Parent/Conservator/Guardian Signature                                   Date               City                         State
(Juvenile Applications)
X
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I believe that the information provided by this applicant is true and accurate. I certify I have accurately recorded all information given by the Insured(s).

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Licensed Representative Signature                                                                             Date
X
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                                                               F. 59537-3 8-2003